UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Suite 100

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2025, the Compensation Committee of the Board of Directors of BigCommerce Holdings, Inc. (the “Company”) approved the entry into a letter agreement (the “Letter”) with Travis Hess, our Chief Executive Officer, which amends his amended and restated offer of employment letter with the Company, dated October 1, 2024 (the “Offer Letter”).

Pursuant to the Letter, references to a “CIC Termination” under the Offer Letter were amended to mean Mr. Hess’ termination of employment with the Company by the Company without “cause” or due to his resignation for “good reason” (each such term as defined in the Offer Letter) (each, a “qualifying termination), in either case, within three months before or more than eighteen months after the consummation of a “change in control” of the Company (as defined in the Company’s 2020 Equity Incentive Plan). In addition, the Letter provides that in the event that Mr. Hess experiences a qualifying termination other than a CIC Termination, Mr. Hess will be eligible to receive (in lieu of the severance payments described in his Offer Letter) an amount equal to twelve months of his then-current base salary and twelve months of the Company’s share of healthcare premiums, in each case, payable in installments over a three month period following his qualifying termination.

Except as described above, all other terms of the Offer Letter remain unchanged.

The foregoing description of the Letter is not complete and is subject to and qualified in its entirety by the complete terms of the Letter, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date:	March 5, 2025	By:	/s/ Chuck Cassidy
Chuck Cassidy, General Counsel